                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                  MAY 29, 2001


                                   ADVANCEPCS
                   (formerly known as Advance Paradigm, Inc.)
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE                      0-21447               75-2493381
   (State or Other Jurisdiction          (Commission            (IRS Employer
         of Incorporation)              File Number)         Identification No.)


                                5215 N. O'CONNOR
                                   SUITE 1600
                               IRVING, TEXAS 75039
              (Address and Zip Code of Principal Executive Offices)


                                 (469) 420-6000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On May 29, 2001, AdvancePCS (the "Company") issued two press releases. One press release announced the Company's revenue and earnings for Fy2001 fourth quarter and full year and the other press release announced the Company's intention to file a registration statement with the Securities and Exchange Commission registering an aggregate of 7,300,000 shares of Class A common stock to be sold from time to time by the Company and various selling stockholders. The press releases are attached to this Form 8-K as Exhibit 99.1 and Exhibit
99.2 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:


             EXHIBIT
              NUMBER                        EXHIBIT

               99.1 Press release dated May 29, 2001 entitled "AdvancePCS Announces Record Revenues and Earnings For Fy2001 Fourth Quarter and Full Year."

               99.2 Press release dated May 29, 2001 entitled "AdvancePCS Announces Proposed Shelf Registration."





                           [SIGNATURE PAGE TO FOLLOW]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCEPCS

Date: May 29, 2001                By: /s/ DAVID D. HALBERT
                                     -------------------------------------------
                                  Name:  David D. Halbert
                                  Title: Chairman of the Board and Chief
                                         Executive Officer

                                  EXHIBIT INDEX


       EXHIBIT
        NUMBER                       EXHIBIT
       -------                       --------
         99.1     Press release dated May 29, 2001 entitled "AdvancePCS
                  Announces Record Revenues and Earnings For Fy2001 Fourth
                  Quarter and Full Year."


         99.2     Press release dated May 29, 2001 entitled "AdvancePCS
                  Announces Proposed Shelf Registration."